SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Large Cap Focus Growth Fund
The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Effective October 1, 2023, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.615% on the first $500 million of the fund’s average daily net assets, 0.565% on the next $1.5 billion of the fund’s average daily net assets, and 0.515% of the fund’s average daily net assets thereafter. Prior to October 1, 2023, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.615% on the first $1.5 billion of the fund’s average daily net assets, 0.565% on the next $500 million of the fund’s average daily net assets, and 0.515% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 22, 2023
PROSTKR23-87